REAL ESTATE MORTGAGE

KNOW ALL MEN BY THESE PRESENTS:

     This REAL ESTATE MORTGAGE, made and executed by and between

          NEW AGE PUBLICATIONS, INC., a corporation duly organized and existing under Philippine laws, with business address at Building 8584 Boton
          Wharf Subic Bay Freeport, Philippines, represented herein by its President, ERIC MONTANDON, hereinafter referred to as the "NEW AGE";

                                      -and-

          TOUCHSTONE TRANSPORT SERVICES, INC., a corporation duly organized and existing under Philippine laws with office address at Bldg. 8584, Boton Wbarf Subic Bay Freeport, Philippines. represented herein by its Vice-President, KEN HACKETT, JR., hereinafter referred to as "TOUCHSTONE"

                                WITNESSETH That:

     TOUCHSTONE hereby conveys by way of real estate mortgage unto NEW AGE the following described real properties together with all the therein, both situated in Olongapo City, to wit:

                                 TCT No. T-8197
                                 --------------

     A parcel of land (Lot 3, Plan Psu-214168, LRC Case No. N-13-0, LRC Record No. N-30209), situated in the Barrio of Matain, City of Olongapo. Bounded on the NE., SE., & SW., from point 2-6 by Subic Bay; and on the W., & NW., from points 6-1-2 by Lot 1. Beginning at a pt marked "1" on plan being S. 72 deg. 04'E., 1350.00 m. from B.L.B.M. #1, Bo. of Matain, Municipality of Zambales; thence N. 75 deg. 37'E., 55.28 m. to point 2; S. 43 deg. 01'E., 80.30 m. to point 3; S. 18 deg. 01'W.,  29.99 m. to pt. 4; S. 66 deg.  01'W.,  35.06 m. to pt. 6; N. 6 deg.
02'E., 65.83 m. to the point of beginning; containing an area of EIGHT THOUSAND EIGHTY TWO (8,082) SQUARE METERS, more or less. All points referred to are indicated on the plan and are marked on the ground, bearings true, dates of Survey, May 15-17, 1964.



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                                       and

                                 TCT No. T-8198
                                 --------------

          A parcel of land (Lot 1-I-2 of the subdivision plan, Psd-03-086974 being a portion of Lot 1-I Psd-03-031751 LRC Rec.No. ), situated in the Barrio of Barretto, Olongapo City. Bounded on the NW., along line 1-2 by Lot 1-MM Psd-03-031751; on the E., along line 2-3 by Lot 3, Psu-214168; on the SW., along line 3-4 by Salvage Zone; on the NW., along line 4-5 by Lot 1-I-1 of the subd. plan; along line 5-1 by Lot 1-MM Psd-03-031751. Beginning at a point marked "1" on plan being S. 70 deg. 18'E., 1324.93 m. from BLBM #1, Matain, Subic; thence N. 58 deg. 24'E., 20.35 m. to pt. 2; S. 06 deg. 02W., 38.84 m. to pt 3; N.
          63 deg 01'W.,  23.67 m. to pt. 4; N. 19 deg. 09'E., 18.97 m. to pt. 5;
          S. 69 deg. 14'E 1.83 m. to the pt. of beginning, containing an area of FIVE HUNDRED FIFTY FOUR (554) SQUARE METERS, more or less. All points referred to are indicated on the plan and are marked on the ground by Old PS and PS cyl. conc. mons. 15x60 cm., bearings true, date of original survey, May 15-17, 1964 and that of the subdivision survey, March 18, 1997 and was approved on March 21, 1997.

of which real properties TOUCHSTONE is the registered owner in accordance with the provisions of the Land Registration Act, its title thereto being evidenced by Transfer Certificates of Title Nos. 8197 and 8198, of the Registry of Deeds of Olongapo City;

     This real estate mortgage is given as security for the payment to NEW AGE of a certain loan in the amount of Six Million Pesos (P 6,000,000.00) or its U.S. dollar equivalent with interest at the interest of Five (5%) percent per annum pursuant to a Loan Agreement dated 1 May 1997 which is attached as Annex "A" and made an integral part of this Deed of Real Estate Mortgage.

     The conditions of this REAL ESTATE MORTGAGE are such that if TOUCHSTONE shall well and truly pay or cause to be paid unto NEW AGE the aforesaid sum with accrued interest, then this mortgage shall be of no force and effect; OTHERWISE, the same shall remain in full force and effect and shall be enforceable in the manner provided by law.

     IN WITNESS WHEREOF, the parties have hereunto have signed these presents at the City of Manila, on this ________ day of _______________.

                                       2

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NEW AGE PUBLICATIONS., INC.                  TOUCHSTONE TRANSPORT
                                                  SERVICES, INC.

NEW AGE PUBLICATIONS, INC.                   TOUCHSTONE TRANSPORT SERVICES, INC.

By:/S/ Eric Montandon                        By: /S/ Ken Hackett Jr.
---------------------------------            -----------------------------------
ERIC MONTANDON                               KEN HACKETT, JR.
President                                    Vice-President



                           SIGNED IN THE PRESENCE OF:


--------------------------                     ---------------------------------

                                 ACKNOWLEDGEMENT

REPUBLIC OF THE PHILIPPINES  )
                             )  SS.

     BEFORE ME, a Notary Public for and in ___________, on this _____ day of ______________ 19___, personally appeared the following:


NAME                     CTC No./PASSPORT NO.                  DATE/PLACE ISSUED

Eric Montandon
Ken Hackett, Jr.

known to me to be the same persons who executed the foregoing instrument and acknowledged to me that the same are their free and voluntary acts and deeds.

     This Real Estate Mortgage consisting of three (3) pages including this page on which this acknowledgement is written has been signed by the parties and their instrumental witnesses on each and every page hereof.

          WITNESS MY HAND AND SEAL on the date and place first above written.

Do. No.
Page No.
Book No.
Series of ___________.